Exhibit 99.1

Annual Shareholders Meeting Thursday, May 10, 2018

Forward - looking Statements This discussion contains forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21 E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 . The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections . All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements . These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend . ” The Corporation cannot promise that its expectations in such forward - looking statements will turn out to be correct . The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd - Frank Act, and changes in general business and economic trends . Information concerning these and other factors can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1 A . Risk Factors” in the Corporation’s 2017 Annual Report on Form 10 - K . These filings are available publicly on the SEC’s website at www . sec . gov, on the Corporation’s website at www . chemungcanal . com or upon request from the Corporate Secretary at (607) 737 - 3746 . Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise .

Board of Directors David J. Dalrymple Anders M. Tomson Larry H. Becker

Board of Directors Bruce W. Boyea Robert H. Dalrymple Ronald M. Bentley

Board of Directors Stephen M. Lounsberry III John F. Potter Clover M. Drinkwater

Board of Directors Richard W. Swan G. Thomas Tranter Jr. Thomas R. Tyrrell Kevin B. Tully

Board of Directors: Our Newest Members David M. Buicko Jeffrey B. Streeter Denise V. Gonick

In Memoriam Nelson Mooers van den Blink Charlie Streeter

Executive Management Anders Tomson , President & CEO

Executive Management Pam Burns Senior Vice President Human Resources Dale Cole Senior Vice President Chief Information Officer Lou DiFabio Executive Vice President Business Client Services

Executive Management Karl Krebs Executive Vice President Chief Financial Officer Kim Hazelton Executive Vice President Retail Client Services Dan Fariello President Capital Bank

Executive Management Duane Mittan Vice President Chief Auditor Kathy McKillip Assistant Treasurer Corporate Secretary Karen Makowski Executive Vice President Chief Risk Officer

Executive Management Tom Wirth Executive Vice President Wealth Management Group Mike Wayne Senior Vice President Director of Marketing

2017: A Meaningful Year

December 31, 2017 Total Assets $1.7 billion Total Loans $1.3 billion Total Deposits $1.5 billion Total Shareholders ’ Equity $149.8 million

Wealth Management Group $2.0 billion Assets Under Management & Administration As of December 31, 2017

2017 Financial Results NET INCOME: $7.4 million EPS: $1.55 As of December 31, 2017

Interest Rates

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Short - Term vs. Long - Term Rates 1 Month Libor 10 Year

Cost of Funds CCTC 0.16% Peer Group 0.51% CCTC 0.21% Peer Group 0.40% As of December 31, 2016 As of December 31, 2017

Net Interest Margin 3.91% 3.59% 3.46% 3.37% 3.56% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 2013 2014 2015 2016 2017 As of December 31, 2017 Fully Taxable Equivalent

Return on Average Assets Return on Average Equity 0.43% 4.91% As of December 31, 2017

Tangible Book Value 5.0% $26.14 As of December 31, 2017

Year - end Stock Price 32.3% 12/31/2017 $48.10 12/31/2016 $36.35

Dividends Declared $4.9 million $1.04 per share As of December 31, 2017

Loan Balances 13.2% $98.1 million Commercial 2.9% $13.4 million Consumer/Mortgage As of December 31, 2017

680,000,000 700,000,000 720,000,000 740,000,000 760,000,000 780,000,000 800,000,000 820,000,000 840,000,000 860,000,000 31-Dec-16 31-Dec-17 Commercial Loan Balances

Operating Expenses 5.0% 2017 $53.8 million 2016 $56.6 million

Full - Time Employees 355 360 365 370 375 380 385 390 395 2014 2015 2016 2017 As of December 31st

Total Deposits: $11.1 million Deposit Growth As of December 31, 2017

Expanding Our Digital Services

eBanking Users • Web Banking: 33,491 • Mobile App: 16,069 • Bill Pay: 7,736 As of December 31, 2017

2017 Website Users • Users: 483,381 • Pageviews : 7,698,177 • Sessions: 2,083,111 January 1 - December 31, 2017

3 - Year Information Technology Strategic Plan ▪ Clarify technology expectations ▪ Focus on IT/Business alignment ▪ Drive system improvements ▪ Maintain infrastructure stability ▪ Update key risk management programs

Distribution Strategy SCHENECTADY BRANCH WILTON BRANCH INSIDE GENESEE STREET

Small Business Is Big Business 2.1 million small businesses in New York State , which makes up 99.8% of all businesses! sba.gov/advocacy/2017 - small - business - profiles - states - and - territories .

Upstate Revitalization Initiative Update 4 Regions in our Footprint were Awarded: ▪ Capital Region: $98.1 million for 114 projects ▪ Central New York: $122.4 million for 93 projects ▪ Finger Lakes: $120.1 million for 134 projects ▪ Southern Tier: $117 million for 100 projects

Market Teams’ Impact Increase market share and visibility in targeted areas • Drive revenue, reduce risk & create more sales opportunities to all lines of business Empower local decisions • Communicate community opportunities & challenges Provide an additional venue of colleague development • Enhance the client and colleague experience

… and many, many more!

Market Challenges & Uncertainties • Balance Sheet/Asset Growth • Interest Rates • Margin Compression • Liquidity

Happy Retirement, John Potter!

Happy Retirement, Mike Crimmins!

Congratulations Retirees! Judy Barton Vice President 23 years of service Joe Cascio Vice President 9 years of service Karen Dimmick Assistant Treasurer 18 years of service

Congratulations Retirees! Gary Earley Vice President 11 years of service Connie English Assistant Vice President 32 years of service Bonnie Duart Relationship Banker 8 years of service

Congratulations Retirees! John Mazzga Mailroom 23 years of service John Wagner Financial Services 6 years of service Bob Roemmelt Vice President 38 years of service

Questions?